EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2018.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller, Senior Vice President and Assistant Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2018.

/s/ Eric J. Martin
Eric J. Martin
Controller, Senior Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2018.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2018.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2018.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2018.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President and Treasurer